Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of February 8, 2023, between Ecoark Holdings, Inc., a Nevada corporation (the “Company”), and the holders signatory hereto (each, a “Holder” and collectively the “Holders”).

WHEREAS, this Agreement is made and entered into pursuant to the Share Exchange Agreement, dated as of the date hereof, between the Company and the Holders signatory thereto (the “Share Exchange Agreement”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Holders agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Share Exchange Agreement shall have the meanings given such terms in the Share Exchange Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 6(d).

“Effectiveness Date” means, with respect to the Initial Registration Statement required to be filed hereunder, sixty (60) days from the Filing Date, subject to SEC Guidance, provided, however, that in the event the Company is notified by the Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the third (3rd) Trading Day (or such later Trading Day as the Commission shall determine) following the date on which the Company is so notified if such date precedes the dates otherwise required above, provided, further, if such Effectiveness Date falls on a day that is not a Trading Day, then the Effectiveness Date shall be the next succeeding Trading Day, subject to adjustment as set forth in Section 2.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Event” shall have the meaning set forth in Section 2(c).

“Event Date” shall have the meaning set forth in Section 2(c).

“Filing Date” means, with respect to the Initial Registration Statement required hereunder, fifteen (15) days from the Closing Date, and, with respect to any additional Registration Statements which may be required pursuant to Section 2(c) or Section 3(c), the earliest practicable date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities, subject to adjustment as set forth in Section 2.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Initial Registration Statement” means the initial Registration Statement filed pursuant to this Agreement.

“Losses” shall have the meaning set forth in Section 5(a).

“Majority Holder” means the Holder(s) of a majority of the then outstanding Exchange Shares, on an as-converted basis, and the Conversion Shares.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the Commission pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means, as of any date of determination, (a) all of the Conversion Shares (assuming on such date the Exchange Shares are converted in full without regard to any conversion limitations therein), (b) all shares of Common Stock issued and issuable as dividends on the Exchange Shares assuming all permissible dividend are made in additional Exchange Shares and the Exchange Shares are held for two (2) years) from the Closing Date, and (c) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (a) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the Commission under the Securities Act and such Registrable Securities have been disposed of by the Holders in accordance with such effective Registration Statement, (b) such Registrable Securities have been previously sold in accordance with Rule 144, or (c) such securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Transfer Agent and the Majority Holder (assuming that such securities and any securities issuable upon exercise, conversion or exchange of which, or as a dividend upon which, such securities were issued or are issuable, were at no time held by any Affiliate of the Company), as reasonably determined by the Company, upon the advice of counsel to the Company.

“Registration Statement” means any registration statement required to be filed hereunder pursuant to Section 2(a) and any additional registration statements contemplated by Section 2 or Section 3(c), including (in each case) the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Selling Stockholder Questionnaire” shall have the meaning set forth in Section 3(a).

“SEC Guidance” means (i) any publicly available written or oral guidance of the Commission staff, or any comments, requirements or requests of the Commission staff and (ii) the Securities Act.

2. Registration

(a) No later than the Filing Date, the Company shall file with the Commission the Initial Registration Statement relating to the resale by the Holders of all (or such other number as the Commission will permit) of the Registrable Securities on Form S-1 or, if available to the Company and subject to SEC Guidance, on Form S-3. Subject to the terms of this Agreement, the Company shall use its best efforts to cause a Registration Statement filed under this Agreement (including, without limitation, under Section 3(c)) to be declared effective under the Securities Act within forty-five (45) days after the filing thereof, but in any event no later than the applicable Effectiveness Date, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by such Registration Statement (i) have been sold, thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Transfer Agent and the Majority Holder (the “Effectiveness Period”). The Company shall telephonically request effectiveness of a Registration Statement as of 4:30 p.m. Eastern Time on a Trading Day after receiving confirmation from a member of the staff of the Commission responsible for the review of the Registration Statement indicating that the Registration Statement will not be “reviewed” or will not be subject to further review. The Company shall immediately notify the Holder via facsimile or by e-mail of the anticipated effectiveness of a Registration Statement on the same Trading Day that the Company confirms such anticipated effectiveness with the staff of the Commission as described in the preceding sentence, and of the date requested for effectiveness of such Registration Statement. The Company shall, by 9:30 a.m. Eastern Time on the Trading Day after the Effectiveness Date of such Registration Statement, file a final Prospectus with the Commission as and to the extent required by Rule 424. Failure to so notify the Holders within one (1) Trading Day of such notification of effectiveness or failure to file a final Prospectus as aforesaid shall be deemed an Event under Section 2.

(b) Notwithstanding the registration obligations set forth in Section 2(a), if the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly inform each Holder thereof and use its best efforts to file amendments to the Initial Registration Statement as required by the Commission, covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering, subject to the provisions of Section 2; with respect to filing on Form S-3 or other appropriate form, and subject to the provisions of Section 2(c)(iii) with respect to the payment of liquidated damages; provided, however, that prior to filing such amendment, the Company shall be obligated to use diligent efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09.

(c) Notwithstanding any other provision of this Agreement and subject to the payment of liquidated damages pursuant to Section 2(c)(iii), if the Commission or any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by the Majority Holder, the number of Registrable Securities to be registered on such Registration Statement will be reduced as follows:

(i) first, the Company shall reduce or eliminate any securities to be included by any Person other than the Holders; and

(ii) second, the Company shall reduce Registrable Securities represented by Conversion Shares.

In the event of a cutback hereunder, the Company shall give the Holders at least five (5) Trading Days prior written notice along with the calculations as to the Majority Holder’s allotment. In the event the Company amends the Initial Registration Statement in accordance with the foregoing, the Company will use its best efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended.

(iii) Provided that no event of default exists under the Share Exchange Agreement or any of the other Transaction Documents, and subject to adjustment as provided herein including with respect to SEC Guidance, if: (i) the Initial Registration Statement is not filed on or prior to the Filing Date (if the Company files the Initial Registration Statement without providing the Holders the opportunity to review and comment on the same as required by Section 3(a) herein, the Company shall be deemed to have not satisfied this clause (i)) or (ii) the Company fails to file with the Commission a request for acceleration of a Registration Statement in accordance with Rule 461 promulgated by the Commission pursuant to the Securities Act, within one (1) Trading Day of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review, or (iii) prior to the effective date of a Registration Statement, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the Commission in respect of such Registration Statement within ten (10) calendar days after the receipt of comments by or notice from the Commission that such amendment is required in order for such Registration Statement to be declared effective (unless such failure to file is required by SEC Guidance), or (iv) a Registration Statement registering for resale all of the Registrable Securities is not declared effective by the Commission by the Effectiveness Date of the Initial Registration Statement, or (v) after the effective date of a Registration Statement, such Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities included in such Registration Statement (except as a direct result of any action or inaction of a Holder), or the Holders are otherwise not permitted to utilize the Prospectus therein to resell such Registrable Securities, for more than ten (10) consecutive calendar days or more than an aggregate of fifteen (15) calendar days (which need not be consecutive calendar days) during any 12-month period (any such failure or breach being referred to as an “Event”, and for purposes of clause (i) thirty (30) calendar days after the date on which such Event occurs, and for purpose of clause (ii), the date on which such five (5) Trading Day period is exceeded, and for purpose of clause (iii) the date which such fifteen (15) calendar day period is exceeded, and for purpose of clause (v) the date on which such ten (10) or fifteen (15) calendar day period, as applicable, is exceeded being referred to as “Event Date”), then, in addition to any other rights the Holder may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date thereafter (if the applicable Event shall not have been cured by such date) or any pro rata portion thereof, until the applicable Event is cured or sixty (60) calendar days after the applicable Event Date, whichever occurs first, the Company shall pay to the Holders an amount in cash, as partial liquidated damages and not as a penalty, equal to the product of one percent (1.0%) multiplied by the aggregate stated value of the Exchange Shares upon the date of their original issuance pursuant to the Share Exchange Agreement and the respective certificates of designations therefor. If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven (7) days after the date payable, the Company will pay interest thereon at a rate of eighteen percent (18%) per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holders, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. Notwithstanding the foregoing, in no event shall the liquidated damages payable by the Company under this Section 2(c)(iii) exceed an amount equal to 6% of the stated value of the Exchange Shares as of the Closing Date under the Share Exchange Agreement.

(iv) Notwithstanding anything to the contrary contained herein but subject to comments by the Commission, in no event shall the Company be permitted to name any Holder other than the Majority Holder as an underwriter without the prior written consent of the Holder.

(v) Notwithstanding anything in this Agreement to the contrary, the number of Registrable Securities the Company is required to register under this Agreement and the timing of such registration, and the liquidated damages pursuant to Section 2(c)(iii), shall not apply if and to the extent that any SEC Guidance applicable to a particular Registration Statement sets forth a limitation on the number of Registrable Securities permitted to be registered on such Registration Statement and/or the timing thereof. In the event the Company amends a Registration Statement in accordance with the foregoing to reduce the number of Registrable Securities registered for resale thereunder, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as permitted under SEC Guidance, one or more Registration Statements for the Holders’ resale of those Registrable Securities that were not registered for resale on such Registration Statement. With respect to any Registrable Securities not included in a Registration Statement based on SEC Guidance pursuant to this Section 2(c)(v), the definitions of “Filing Date” and “Effectiveness Date” shall mean the earliest practicable date on which the Company is permitted by SEC Guidance to file an additional Registration Statement related to those Registrable Securities.

3. Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall have the following obligations:

(a) Not less than three (3) Trading Days prior to the filing of each Registration Statement and not less than one (1) Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to the Majority Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of the Majority Holder, and (ii) cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to the Majority Holder. Notwithstanding the above, the Company shall not be obligated to provide any Holder advance copies of any universal registration statement registering securities in addition to those required hereunder, or any Prospectus prepared thereto. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Majority Holder shall reasonably object in good faith, provided that, the Company is notified of such objection in writing no later than five (5) Trading Days after the Majority Holder has been so furnished copies of a Registration Statement or one (1) Trading Day after the Holders have been furnished copies of any related Prospectus or amendments or supplements thereto. The Holders agree to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex A (a “Selling Stockholder Questionnaire”) on a date that is not less than two (2) Trading Days prior to the Filing Date or by the end of the fourth (4th) Trading Day following the date on which the Holders receive draft materials in accordance with this Section.

(b) The Company shall, subject to SEC Guidance, (i) prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities, (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond as promptly as reasonably practicable to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and provide as promptly as reasonably practicable to the Holders true and complete copies of all correspondence from and to the Commission relating to a Registration Statement (provided that, the Company shall excise any information contained therein which would constitute material non-public information regarding the Company or any of its Subsidiaries), and (iv) comply in all material respects with the applicable provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(c) If during the Effectiveness Period, the number of Registrable Securities at any time exceeds 100% of the number of shares of Common Stock then registered in a Registration Statement, then the Company shall file as soon as reasonably practicable, but in any case, prior to the applicable Filing Date, an additional Registration Statement covering the resale by the Holders of not less than the number of such Registrable Securities.

(d) The Company shall notify the Holders (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than one (1) Trading Day prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed, (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement, and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information, (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose, (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus, provided, however, in no event shall any such notice contain any information which would constitute material, non-public information regarding the Company or any of its Subsidiaries.

(e) The Company shall use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(f) The Company shall furnish to the Holders, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that any such item which is available on the EDGAR system (or successor thereto) need not be furnished in physical form.

(g) Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by the Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(d).

(h) The Company shall cooperate with any broker-dealer through which any Holder proposes to resell its Registrable Securities in effecting a filing with the FINRA Corporate Financing Department pursuant to FINRA Rule 5110, as requested by the Holder, and the Company shall pay the filing fee required by such filing within two (2) Trading Days of receipt of a request therefor.

(i) Prior to any resale of Registrable Securities by the Holders, the Company shall use its best efforts to register or qualify or cooperate with the Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holders under the securities or state “blue sky” laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction. Notwithstanding anything in this Agreement to the contrary, in no event shall the Company be required to register or qualify any sale of securities in any state which imposes merit review or requires officers or directors to escrow securities if the Common Stock is no longer listed on a Principal Market.

(j) If requested by a Holder, the Company shall cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Share Exchange Agreement and SEC Guidance, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as the Holder may request.

(k) Upon the occurrence of any event contemplated by Section 3(d), as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses (iii) through (vi) of Section 3(d) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3(k) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of partial liquidated damages otherwise required pursuant to Section 2, for a period not to exceed sixty (60) calendar days (which need not be consecutive days) in any 12-month period.

(l) The Company shall comply with all applicable rules and regulations of the Commission.

(m) The Company may require from each Holder a certified statement as to the number of shares of Common Stock beneficially owned by the Holder and the name(s) of the natural persons thereof that have voting and dispositive control over the Holder’s shares of Common Stock underlying the Exchange Shares and/or the Holder’s Conversion Shares. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because a Holder fails to furnish such information within three (3) Trading Days of the Company’s request, any liquidated damages that are accruing at such time with respect to such Holder shall be tolled.

4. Registration Expenses. All fees and expenses incident to the performance of, or compliance with, this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and independent registered public accountants) (A) with respect to filings made with the Commission, (B) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, (C) in compliance with applicable state securities or state “blue sky” laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with state “blue sky” qualifications or exemptions of the Registrable Securities) and (D) with respect to any filing that may be required to be made by any broker through which the Holder intends to make sales of Registrable Securities with FINRA pursuant to FINRA Rule 5110, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions of any Holder or, except to the extent expressly provided for in the Transaction Documents, any legal fees or other costs of the Holder.

5. Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, its officers, directors, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title), each Person who controls the Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, stockholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding the Holder furnished in writing to the Company by the Holder expressly for use therein, or to the extent that such information relates to the Holder or the Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by the Holder expressly for use in a Registration Statement, such Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 3(d)(iii)-(vi), the use by the Holder of an outdated, defective or otherwise unavailable Prospectus after the Company has notified the Holder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by the Holder and prior to the receipt by the Holder of the Advice contemplated in Section 6(d), but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected. The Company shall notify the Holder promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified person and shall survive the transfer of any Registrable Securities by any of the Holder in accordance with Section 6(h).

(b) Indemnification by the Holder. Each Holder, severally and not jointly, shall indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) the Holder’s failure to comply with any applicable prospectus delivery requirements of the Securities Act through no fault of the Company or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by the Holder to the Company expressly for inclusion in such Registration Statement or such Prospectus, (ii) to the extent, but only to the extent, that such information relates to the Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by the Holder expressly for use in a Registration Statement, such Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 3(d)(iii)-(vi), to the extent, but only to the extent, related to the use by the Holder of an outdated, defective or otherwise unavailable Prospectus after the Company has notified the Holder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by the Holder and prior to the receipt by the Holder of the Advice contemplated in Section 6(d), but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected. In no event shall the liability of any Holder under this Section 5(b) be greater in amount than the dollar amount of the net proceeds received by the Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation in the absence of fraud or willful misconduct on the part of such Holder.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that, the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to any Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Trading Days of written notice thereof to the Indemnifying Party; provided, that, the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) not to be entitled to indemnification hereunder.

(d) Contribution. If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute pursuant to this Section 5(d), in the aggregate, any amount in excess of the amount by which the net proceeds actually received by the Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that the Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, absent such Holder’s fraud or willful misconduct.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6. Miscellaneous.

(a) Remedies. In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, the Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. Each of the Company and a Holder agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(b) No Piggyback on Registrations; Prohibition on Filing Other Registration Statements. Neither the Company nor any of its security holders (other than a Holder in such capacity pursuant hereto) may include securities of the Company in any Registration Statements other than the Registrable Securities without the prior written consent of the Majority Holder. The Company shall not file any other registration statements until all Registrable Securities are registered pursuant to a Registration Statement that is declared effective by the Commission, provided that this Section 6(b) shall not prohibit the Company from filing a registration statement on Form S-3 or other available form for a primary offering by the Company, provided that the Company makes no offering of securities pursuant to such registration statement prior to the effective date of the Registration Statement required hereunder that includes all of the Registrable Securities.

(c) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to a Registration Statement.

(d) Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees, severally and not jointly, that upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(d)(iii) through (vi), the Holder, will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company agrees and acknowledges that any periods during which each Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2.

(e) Piggy-Back Registrations. If, at any time during the Effectiveness Period, there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company’s stock option or other employee benefit plans, then the Company shall deliver to the Holders a written notice of such determination and, if within fifteen (15) Trading Days after the date of the delivery of such notice, any Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities the Holder(s) request be registered; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 6(e) that are eligible for resale pursuant to Rule 144 (without volume restrictions or current public information requirements) promulgated by the Commission pursuant to the Securities Act or that are the subject of a then effective Registration Statement.

(f) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, without the written agreement of the Company and the Majority Holder as of the time of such amendment, modification or supplement, and waivers or consents to departures from the provisions hereof as to any Holder may not be given unless the same shall be in writing and signed by the Company and such Holder.

(g) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Share Exchange Agreement.

(h) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto and shall inure to the benefit of the Holders. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of the Majority Holder. Any Holder may assign its rights or obligations hereunder in the manner and to the Persons as permitted under Section 6.7 of the Share Exchange Agreement.

(i) No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of materially impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as set forth on Schedule 6(i), neither the Company nor any of its Subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

(j) Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that all parties hereto need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(k) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of Section 6.9 of the Share Exchange Agreement.

(l) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(m) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties hereto that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(n) Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

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(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

ECOARK HOLDINGS, INC.

By:
Name:	Randy May
Title:	Chief Executive Officer

AULT ALLIANCE, INC.

By:
Name:	William B. Horne
Title:	Chief Executive Officer

[Additional signature pages follow]

Signature page of Holders other than Ault Alliance, Inc.